Exhibit 99.1

Investo r Presentation 03.09. 20 15

Cer t ain s t a t e m en t s i n t h i s presen t a t ion, as w ell as cer t ain oral s t a t e m e n t s made by m anag e ment dur i ng t he presen t a t ion, co ns t i t u t e “ f or w ard - lo o k i ng s t a t e m e n t s” w i t hin t he m eaning o f t he Uni t ed S t a t es Pr i v a t e Securi t i e s Li t i ga t ion R e f o r m Act o f 1995 . These s t a t e m en t s include, w i t hout l i m i t a t io n , s t a t e m en t s expres s ed o r i m plied r egarding our p l ans and miles t on e s, pla n s t o f und our current ac t i v i t i es, s t a t e m en t s concerning o ur s tr a t egic r ela t ionships and ac t i v i t i es, s tr a t eg y , f u t ure opera t ions and expansion, f u t ure fi n ancial p osi t io n , f u t ure sales and re v enues, projec t ed cos t s, and m ar k et pene tr a t ion . I n s o me cases, f or w ard - looking s t a t e m en t s c an be iden t i f i ed by t e r m in o l ogy such as “ m ay , “ w ill ” , “ should ” , “ expec t s ” , “ plans ” , “ an t i cipa t es”, “ belie v es”, “ es t im a t e s”, “ predic t s”, “po t en t i al”, “con t i nue”, “in t ends”, “could”, or nega t i v e of such t erms or o t her co m parable t e r mi nolog y . These statements are based on our current expectations and assumptions and are not guarantees of future performance . Y ou should n o t place undue reliance on our f or w ard - lo o k ing s t a t e m en t s, w hich are subject t o a m ul t i t ude o f k no w n a nd un k no w n r i s k s and unce r t ain t ies t hat could cause ac t ual resul t s, f u t ure ci r c u m s t a n ce or e v en t s t o d i f f er m a t erially f r o m t ho s e s t a t ed i n or im p li ed by t he f o rw a rd - l ook i ng s t a t e m en t s . Th e s e r i s k s and unce rt ain t i es include, but a r e not li m i t ed t o, t he abili t y of our lice n sees t o produce, m a r k et and sell quali t y produc t s bearing our brand na m e s, con t inued m a r k et accep t a n ce o f our brands and any f u t ure b r a n ds w e acqui r e, our ability to service our sig n i f i cant debt obliga t io n s, o u r abili t y t o raise ca p i t al f or any f u t ure acquisi t i ons, co n cen t r a t i on o f a subs t a n t ial por t i on of o u r li c ensing re v enue f r o m a l i m i t ed n u m ber l i c ensees, our dependence on QVC , r es t r ic t i ons in our agr e e m en t s w i t h QV C and o t her l i censees on our abi l i t y t o sell produc t s w i t h cer t ain re t ailers, our dependence on pr o m o t i on a l ser v ices of our sp o kesperso n , l i m i t a t ions on our o w ne r ship of t he H Hals t on b r and s , i mpac t s on our H H als t on b rands resul t ing f r o m t he opera t ions of t he r ela t ed Ha l s t o n b rands by t heir o w ner, our abi l i t y t o m anage expected fu t u r e g r o w t h, our abili t y t o identify and acqui r e add i t i onal tr ade m a r k s, c o m pe t i t ion f or l i censees, co m p e t i t i on in our licensee ’ s m a r k e t s, our abili t y t o p r o t ect our in t ellec t ual p r ope rt y , our dependence on our C E O and o t her k ey execu t i v e o f f i cers, t he succe s s o f our e - commerce s t ra t egy and o t her r i s k s and uncer t ain t i es de t ailed f r o m t i m e t o t i m e in our pub l ic d i sclosu r e doc u m en t s or o t her fili n gs w i t h the S e curi t i es and Ex c hange C o mmissi o n . Addi t i on a l r i s k s a nd u n cer t ain t i es rela t i ng t o us a nd our business can be f ound i n t he “ Ri s k Fa c t o r s” sec t ion of our l a t est annual report on F o rm 10 - K and our quarterly reports on Form 10 - Q , as w ell as i n our o t her public fi l i ngs . T h e f o r w ard - lo o k ing s t a t e men t s are made as o f t he da t e here o f , and w e discla i m any in t en t ion and ha v e no obli g a t ion or r esponsib i li t y , e x cept as required by l a w , t o upda t e or r e v ise any f or w ard - loo k ing s t a t e m en t s, w hether as a r esult of new in f or m a t ion, f u t ure e v en t s or o t her w i se . FO R W ARD LOOKING S TA T EMENTS 03.09.15 2

AGENDA A. INTRODUCTIO N T O XCE L BRANDS B. THE XCEL BUSINESS MODEL C. GROWTH OPPORTUNITIES D. STRONG TRACK RECORD OF GROWTH E. INVESTMENT HIGHLIGHTS – RECAP 03.09.15 3

A. INTRODUCTIO N T O XCE L BRANDS • OUR OPPORTUNITY • OUR VISION & MISSION • OUR BRANDS • OUR SALES 03.09.15 4

OUR OPPO R T U NI T Y 1 P R I CE IN F O R M A T IO N P r ic e transparency, showrooming 2 E - C OMME R CE Mall traffic is decreasing 3 CUSTOMER VOICE Marketing changed, customer wants input 4 F A S T F A S H IO N C ustomers demand faster supply chains 5 CROWDED MARKET Multiple retailers, c ustomer expects mark downs C O N S UME R BE H A VIOR C H ANG E The way customers shop is rapidly changing, causing margin compression across the consumer goods industry. This is based upon a number of factors: 03.09.15 5

VISION: T o re - imagin e shopping , entertain m ent a n d social a s o n e OUR VISION & MISSION MISSION: T o design and produce the best products f or o ur f ollo w ers and partne r s 03.09.15 6

OUR BRANDS Xce l Brand s owns , li c en s e s, de sign s an d m arket s dynami c consume r brands throug h a n omni - channe l retai l strategy , to m aximiz e t h e potentia l i n the convergenc e o f shoppin g , entertainmen t an d socia l 03.09.15 7

O u r d y nami c b rand s genera te ove r $35 0 millio n i n retai l sales * a cros s over 15 0 ca t egorie s o f p roduc ts OUR SALES * Estimated and p re limina r y 2014 s al es of products under our brands a t re t ail . 03.09.15 8

B. THE XCEL BUSINESS MODEL • ADVANTAGES • STRATEGY 03.09.15 9

1) Highly Flexible 2) O w n & Con t ro l Brand 3) Predic t abl e Revenu e Base 4) Hig h EBITD A Margins 5) Scalabl e Busines s Model 6) Working Capital Light 2 3 4 5 6 1 THE XCEL BUSINESS MODEL – ADVANTAGES • Xce l opera t e s i n a working capital light licensin g m odel , w here b y w e c on t ro l t h e bra n d including desig n an d marke t ing , bu t licens e sourcin g an d produc t io n to t h ir d par t ies • B ene f its o f our licensin g mode l include : 03.09.15 10

THE X CEL BUSINESS MODEL – STRATEGY • Ou r busines s mode l positio n s u s fo r th e futur e o f retail • W e accomplis h thi s b y combinin g f ou r ke y strategies: 1 DYNAM I C BRANDS 2 RESPONSIVE DESIGN 3 OMN I - CHANNEL SALES 4 360 ƒ MARKETING 03.09.15 11

1. DYNAMIC BRANDS Xce l own s an d licen s e s d y nami c b r ands includin g Isaa c M izrahi , J udit h Ripka , H Halston and Liz Claiborne New York Ou r f ocu s i s o n brand s tha t hav e dynamic personalitie s associate d wit h t he m wh o can engag e i n conversation s wit h ou r c ustomers and followers i n socia l media 03.09.15 12

2. RESPONSIVE DESIGN CA P ABILITIES • Xce l ha s m ad e signi f ican t inves tm en ts i n design capabilitie s : » Ove r 40 in - house and 60 indirect designers with expertis e acros s multipl e categories » I n - hous e CA D team to develo p proprietar y print s and patterns » Cloud - base d desig n platform to s har e informatio n wit h our retai l partner s, licensees and supply chains » Real - tim e analytics to c aptur e sale s informatio n from QVC an d other s includin g produc t s ales , productivity , and custome r rating s an d reviews • Xcel’ s responsiv e desig n capabilitie s allo w u s t o react quickl y t o custome r f eedbac k an d marke t trends 03.09.15 13

3. OMNI - CHANNEL SALE S • Xce l p romo t e s our brand s t hroug h an Om ni - Channe l r e t ai l sale s s t ra t egy t ha t include s p romo t io n t h rough : » D irect - Response T e levision » E - Commerce » Brick s - and - Mortar Retailers • B y collaborating to leverag e th e reac h o f our partner s i n eac h distributio n channel, Xce l i s abl e t o driv e brand engagemen t an d sale s acros s all channels , whereve r ou r customer shops 03.09.15 14

4. 360 ƒ MARKETING • Xcel r e - imagines Shopping , Entert a inment , and Social a s one and market s our brand s in a strateg y t ha t s peak s wit h customers, n ot at them • Xcel’ s 360 ƒ marketin g strateg y is designe d to engag e our customer s in conversation • Xcel’s strategic partnershi p wit h QV C allow s u s to leverag e thei r existin g media platform an d reach through cross promotion • Additiona l medi a exposur e fo r ou r brand s include s Projec t Runway All - Stars , Gossi p Girl , Goo d Mornin g Americ a an d other s 03.09.15 15

C. GROWTH OPPORTUNITIES • GROW EXISTING BUSINESS – ORGANIC • INTERNATIONAL EXPANSION – SNAPSHOT • ACQUISITIONS 03.09.15 16

GROW EXISTING BUSINESS - ORGANIC • I N T ER A CTIV E T E LEVISION » Add i t i on of new p r oduct cate g o ri es and collections » I ncrease on - air hours and e - commerce » Inte r nat i onal m a r kets • WHOLESALE » N ew li censes f or add i t i onal cate g o ri es » Inc r ease door penet r at i on i n e x i st i ng retailers » E - c omme r ce g r o w th 03.09.15 17

GROW EXISTING BUSINESS – ORGANIC (cont’d) • D T R’ S / C OLLABOR A TIONS » Launched 3 D T R s i n 2014 (Mi chae l s, Best Bu y , 1 - 800 F l o w e r s) a n d e x pect new D T R s i n 2015 » C o ll abo r at i ons and co - b r anded p r o g r ams w i th l ead i ng consumer p r oducts compan i es ( i .e., G M , K l eene x , and Johnson & Johnson) • INTERN A TIONAL EXPANSION » Inte r nat i onal m a r kets i nc l ude C anada, M e x i co, U K, R uss i a, U k r a ine, Dubai, and Philippines » P l anned nea r - te r m g r o w th i nc l udes Ita l y , Ge r m an y , F r ance, Jap a n , C h i na, and Mi dd l e East 03.09.15 18

1 US A 2 Canada 3 U K 4 Ger man y 5 Italy 6 F r anc e 7 Japan 8 C hin a 1 2 3 4 5 6 8 7 • Ital y planned 2015 • Fr an c e , J apa n an d Chin a e s t . 2015/2016 • G e r m an y e s t . 2016 • Ital y planned 2015 • G e r m an y , Fr an c e , J apa n an d Chin a e s t . 2015/2016 • U S A e s t . 2015 • C anada , U K , G e r m an y , Ital y , F r an c e , J apa n an d Chin a e s t . 201 6 • Ital y planned 2015 • G e r m an y an d Fr an c e e s t . 2015/2016 • UK an d J apa n e s t . 2015 • Chin a e s t . 2016 INTERN A TIONAL E X P ANSION – SNAPSHOT Current bricks & mortar retail 03.09.15 19

Ap r 2014 20 1 1 De c 2014 ACQUISITIONS – TIMELINE 03.09.15 20

AC QUISITION S – S TR A T EGY • Cri t eri a f o r future po t en t ia l acquisi t ion s : • Xce l pursue s potentia l transaction s throug h our retai l partners and m arket relationships , a s wel l a s t hroug h our strategi c investor s includin g Hilco Global » Synergistic » Strategic » Accretive 03.09.15 21

D. STRONG TRACK RECORD OF GROWTH 03.09.15 22

STRONG T RACK RECORD OF GROWTH ADJUSTED EBITDA (1) 2011 figures include results from the Predecessor through X c el ’ s acquisiti o n of the Isaac M i z rahi business on September 29, 2011, and the Successor from September 29, 2011 through D ecember 31, 2011 , as further explained in Xcel’s Form 10 - K filings for fiscal 2011 and 2012 . Adjusted EBITDA for our Predecessor is not available. (2) 2014 figures are preliminary and subject to change , and include a partial year of results f rom the Judith Ripka brand from April 3, 2014 through December 31, 2014 and no revenue recorded for H Halston. We have not completed our normal closing procedures and our auditors have not completed their normal audit procedures for the ye ar ended December 31, 2014, and there can be no assurance that our final results for this year will not differ from these estimates, i ncl uding as a result of year - end closing procedures or audit adjustments, and such changes could be material. These estimates should not be viewed as a substitute for full audited fin ancial statements prepared in accordance with GAAP (generally accepted accounting principles) or as a measure of our performance. (3) Adjusted EBITDA is a non - GAAP unaudited term, which we define as our net income (loss) before interest expense and other financing costs (including gain (loss) on extinguishment of debt), income taxes, other state and local franchise taxes, depreciation and amortization, non - cash compensation, other non - cash income (expenses ) and loss on discontinued operations of our retail business. Appendix A sets forth a reconciliation of net income to Adjusted EBITDA. (4) In December 2014 we discontinued our retail business. For the years ending December 31, 2014 and 2013 our loss from discontinued operations was approximately $1.8 million and $0.3 million, respectively. For the year ended December 31, 2013, our financial statements will be re - casted to account for the loss from discontinued operation s. The re - casted figures herewith are unaudited. 03.09.15 23 $4.5MM $4.2MM $6.9MM $11.4MM $12.7MM $13.2MM $ 20.6MM 2011 2012 2013 2014 Adjusted EBITDA(3) Revenues from Continuing Ops. • Re v enue s from Continuing Operations have gro w n from $ 1 1 .4MM IN 2011 (1) to ove r $ 20. 6 MM in 2014 (2) , representing cumulativ e g ro w th of over 76% • Adjusted EBITDA (3) has g ro w n from $ 4.5 MM in 2012 t o an estimated $ 6 . 9 MM in 2014, representing cumulative g ro w th of over 50% (1) (2) (4) (RECASTED) (UNAUDITED)

E. INVESTMENT HIGHLIGHTS – RECAP 03.09.15 24

INVESTMENT HIGHLIGHTS – RECAP Owns and Licenses Dynamic Brands Strong Organic Growth Track Record Low O pe r a t ional Risk Working Capital Light Responsi v e D esign Capabil i t i es O m ni - chann e l Sales S tr a t egy High M a r gins and Financial R e t urns Strong Industry Relationships in Retail and Finance Experienced Manage m e n t Team Acquisi t i o n s Highly Le v erageable and Accre t i v e 03.09.15 25

APPENDIX A – RECONCILIATION OF NON - GAAP FINANCIALS 03.09.15 26

APPENDIX A RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA 03.09.15 27 Adjusted EBITDA is a non - GAAP unaudited term, which we define as net income (loss) before interest expense and other financing costs (including gain (loss) on extinguishment of debt), income taxes, other state and local franchise taxes, depreciation and amortization, non - cash compensation, other non - cash income (expenses ) and loss on discontinued operations of our retail business . A reconciliation of our net income (loss) to Adjusted EBITDA calculation is as follows : Reported in $, thousands u.s. Year Ended December 31, 2012 2013 2014 (1) Net income (loss) $ 4,284 $ 1,532 $ (1,335) Depreciation & amortization 856 873 935 Interest and finance expense 2,175 1,726 1,488 Income taxes (766) (1,402) (584) State and local franchise taxes 47 144 77 Stock based compensation 4,623 4,810 5,151 Gain (loss) on extinguishment of debt (422) 1,351 - Gain on reduction of contingent obligations (6,300) (5,122) (600) Loss on discontinued operations (2) - 236 1,780 Other non - cash adjustments 4 6 14 Adjusted EBITDA $ 4,501 $ 4,154 $ 6,926 (1) 2014 figures are preliminary and subject to change, and include a partial year of results f rom the Judith Ripka brand from April 3, 2014 through December 31, 2014 and no revenue recorded for H Halston. We have not completed our normal closing procedures and our auditors have not completed their normal audit procedures for the ye ar ended December 31, 2014, and there can be no assurance that our final results for this year will not differ from these estimates, including as a result of year - end closing procedures or audit adjustments, and such changes could be material. These estimates should not be viewed as a substitute for full audited financial statements prepared in accordance with GAAP or as a measure of our performance. (2) In December 2014 we discontinued our retail business. For the years ending December 31, 2014 and 2013 our loss from discontinue d o perations was approximately $1.8 million and $0.3 million, respectively. For the year ended December 31, 2013, our financial statements will be re - casted to account for the loss from disc ontinued operations. The recasted figures herewith are unaudited.

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